SCUDDER [LOGO]

Scudder Pacific Opportunities
Fund

Supplement to Prospectus
Dated March 1, 1998

The following supplements the information under A team approach to investing under "Shareholder benefits" on page 16.

The position of Theresa Gusman has been changed from co-Lead Portfolio Manager to Lead Portfolio Manager. The position of Elizabeth Allan has been changed from co-Lead Portfolio Manager to Portfolio Manager. Nicholas Bratt remains in the position of Portfolio Manager.

September 25, 1998